Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN CALIFORNIA

)
In re	)	Chapter 11
)
Shift Technologies, Inc., et al.,	)	Case No 23-30687
Debtors.	)	(Jointly Administered)
)

SCHEDULES OF ASSETS AND LIABILITIES FOR

Shift Technologies, Inc.

Case No: 23-30687

Shift Technologies, Inc. Case Number: 23-30687

Schedule E/F: Creditors Who Have Unsecured Claims

Part 1: List All Creditors with PRIORITY Unsecured Claims

1. **Do any creditors have priority unsecured claims? (See 11 U.S.C. § 507).**

   ☐ No. Go to Part 2.

   ☑ Yes. Go to line 2.

2. **List in alphabetical order all creditors who have unsecured claims that are entitled to priority in whole or in part. If the debtor has more than 3 creditors with priority unsecured claims, fill out and attach the Additional Page of Part 1.**

	Creditor's Name, Mailing Address Including Zip Code	Date Claim Was Incurred And Account Number	C	U	D	Offset	Total Claim	Priority Amount
	Taxing Authorities							
2.1	CORPORATION SERVICE COMPANY (CSC) 251 LITTLE FALLS DR WILMINGTON, DE 19808	UNKNOWN ACCOUNT NO.: NOT AVAILABLE	☑	☑	☐	☐	$0	$0
2.2	CSC LOGIC, INC. 251 LITTLE FALLS DR WILMINGTON, DE 19808	UNKNOWN ACCOUNT NO.: NOT AVAILABLE	☑	☑	☐	☐	$0	$0
2.3	KENTUCKY STATE TREASURER KY DEPT OF REVENUE FRANKFORT, KY 40620-0021	UNKNOWN ACCOUNT NO.: NOT AVAILABLE	☑	☑	☐	☐	$0	$0
						Taxing Authorities Total:	**$0**	**$0**

Page 1 of 2 to Schedule E/F Part 1

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23 - 30687 Case Number: Shift Technologies, Inc. Schedule E/F: Creditors Who Have Unsecured Claims Part 1: List All Creditors with PRIORITY Unsecured Claims $0 $0 Total: All Creditors with PRIORITY Unsecured Claims Page 2 of 2 to Schedule E/F Part 1 Case: 23 - 30687 Doc# 264 Filed: 12/18/23 13 Entered: 12/18/23 21:11:36 Page 3 of

Part 2: List All Creditors with NONPRIORITY Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 23 - 30687 3. List in alphabetical order all of the creditors with nonpriority unsecured claims. If the debtor has more than 6 creditors with nonpriority unsecured claims, fill out and attach the Additional Page of Part 2. Sublease Security Deposit $0 Miami Sublease Security 2/3/2023 ACCOUNT NO.: NOT AVAILABLE 3.1 PALLETIZED LLC 12480 NW 25TH ST SUITE 115 Deposit MIAMI, FL 33182 $0 Sublease Security Deposit Total: Amount of Claim Offset Basis For Claim C U D Date Claim Was Incurred And Account Number Creditor's Name, Mailing Address Including Zip Code Page 1 of 5 to Schedule E/F Part 2 Case: 23 - 30687 Doc# 264 Filed: 12/18/23 13 Entered: 12/18/23 21:11:36 Page 4 of

Part 2: List All Creditors with NONPRIORITY Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 23 - 30687 Convertible Senior Notes Amount of Claim Offset Basis For Claim C U D Date Claim Was Incurred And Account Number Creditor's Name, Mailing Address Including Zip Code U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE ATTN: GLOBAL CORPORATE TRUST CHICAGO, IL 60603 5/27/2021 ACCOUNT NO.: NOT AVAILABLE $152,864,055 3.2 Convertible Senior Notes $152,864,055 Convertible Senior Notes Total: Page 2 of 5 to Schedule E/F Part 2 Case: 23 - 30687 Doc# 264 Filed: 12/18/23 13 Entered: 12/18/23 21:11:36 Page 4 of

Part 2: List All Creditors with NONPRIORITY Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 23 - 30687 Senior Notes Amount of Claim Offset Basis For Claim C U D Date Claim Was Incurred And Account Number Creditor's Name, Mailing Address Including Zip Code SB LL HOLDCO, INC. 1 CIRCLE STAR WAY SAN CARLOS, CA 94070 5/11/2022 ACCOUNT NO.: NOT AVAILABLE $20,380,000 3.3 Senior Notes $20,380,000 Senior Notes Total: Page 3 of 5 to Schedule E/F Part 2 Case: 23 - 30687 Doc# 264 Filed: 12/18/23 13 Entered: 12/18/23 21:11:36 Page 4 of

Shift Technologies, Inc. Case Number: 23-30687

Schedule E/F: Creditors Who Have Unsecured Claims

Part 2: List All Creditors with NONPRIORITY Unsecured Claims

	Creditor's Name, Mailing Address Including Zip Code	Date Claim Was Incurred And Account Number	C	U	D	Basis For Claim	Offset	Amount of Claim
Litigation								
3.4	OLASENI REID C/O LITTLER MENDELSON P.C. 101 2ND ST SUITE 1000 SAN FRANCISCO, CA 94105	UNKNOWN ACCOUNT NO.: NOT AVAILABLE	☑	☑	☑	Litigation	☐	UNDETERMINED
3.5	ORTEGA C/O TURK & ASSOCIATES, PC ATTN: SALIM N TURK 2945 TOWNSGATE RD, STE 200 WESTLAKE VILLAGE, CA 91361	UNKNOWN ACCOUNT NO.: NOT AVAILABLE	☑	☑	☑	Litigation	☐	UNDETERMINED
3.6	STIFEL, NICOLAUS & CO, INC. C/O GORDON & REES LLP ATTN: MARK A BECKMAN 1 BATTERY PARK PLZ, 23RD FL NEW YORK, NY 10004	UNKNOWN ACCOUNT NO.: NOT AVAILABLE	☑	☑	☑	Litigation	☐	UNDETERMINED
							Litigation Total:	**UNDETERMINED**

Page 4 of 5 to Schedule E/F Part 2

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Part 2: List All Creditors with NONPRIORITY Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 23 - 30687 $173,244,055 Total: All Creditors with NONPRIORITY Unsecured Claims Page 5 of 5 to Schedule E/F Part 2 Case: 23 - 30687 Doc# 264 Filed: 12/18/23 13 Entered: 12/18/23 21:11:36 Page 4 of

Part 3: List Others to Be Notified About Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 2 3 - 3 0687 4. List in alphabetical order any others who must be notified for a debt already listed in Part 1. Examples of entities that may be listed are collection agencies, assignees of claims listed above, and attorneys for secured creditors. On which line in Part 1 did you enter Last 4 digits of account the related creditor? number for this entity Creditor's Name, Mailing Address Including Zip Code 4. 1 NO NE Page 1 of 1 to Schedule E/F Part 3 Case: 23 - 30687 Doc# 264 Filed: 12/18/23 13 Entered: 12/18/23 21:11:36 Page 9 of

Part 4: Total Amounts of the Priority and Nonpriority Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 2 3 - 3 0687 Total of claim amounts $0 5a. 5. Add the amounts of priority and nonpriority unsecured claims. 5a. Total claims from Part 1 $173,244,055 + 5b. 5b. Total claims from Part 2 $173,244,055 5c. 5c. Total of Parts 1 and 2 Lines 5a + 5b = 5c. Page 1 of 1 to Schedule E/F Part 4 Case: 23 - 30687 Doc# 264 Filed : 12/18/23 13 Entered: 12/18/23 21:11:36 Page 10 of

Shift Technologies, Inc. **Case Number: 23-30687**

Schedule H: Codebtors

1. **Does the debtor have any codebtors?**

☐ No. Check this box and submit this form to the court with the debtor's other schedules. Nothing else needs to be reported on this form.

☑ Yes

2. **In Column 1, list as codebtors all of the people or entities who are also liable for any debts listed by the debtor in the schedules of creditors, Schedules D-G.**

Include all guarantors and co-obligors. In Column 2, identify the creditor to whom the debt is owed and each schedule on which the creditor is listed. If the codebtor is liable on a debt to more than one creditor, list each creditor separately in Column 2.

	Column 1	Column 2	Applicable Schedules		
	Codebtor Name and Mailing Address	**Creditor Name**	**D**	**E/F**	**G**
2. 1	SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **INVENTORY FINANCING AND SECURITY AGREEMENT**	SCHEDULE_D ID: 100066	☐	☐	☐
2. 2	SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **BEAVERTON LEASE**	DENNEY ROAD INDUSTRIAL PARK, LLC	☐	☐	☑
2. 3	SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **OAKLAND YARD LEASE**	PROLOGIS MESQUITE, LLC	☐	☐	☑
2. 4	SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **OAKLAND YARD LEASE - SECOND AMENDMENT**	PROLOGIS MESQUITE, LLC	☐	☐	☑
2. 5	SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **OAKLAND BUILDING LEASE**	PROLOGIS MESQUITE, LLC	☐	☐	☑
2. 6	SHIFT FINANCE, LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **SB LL HOLDCO, INC. SENIOR NOTES GUARANTEE**	SB LL HOLDCO, INC.	☐	☑	☐

Page 1 of 2 to Schedule H

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Shift Technologies, Inc. **Case Number: 23-30687**

Schedule H: Codebtors

Column 1		Column 2	Applicable Schedules		
	Codebtor Name and Mailing Address	**Creditor Name**	**D**	**E/F**	**G**
2. 7	SHIFT INSURANCE SERVICES LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **SB LL HOLDCO, INC. SENIOR NOTES GUARANTEE**	SB LL HOLDCO, INC.	☐	☑	☐
2. 8	SHIFT MARKETPLACE HOLDINGS, LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **SB LL HOLDCO, INC. SENIOR NOTES GUARANTEE**	SB LL HOLDCO, INC.	☐	☑	☐
2. 9	SHIFT MARKETPLACE, LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **SB LL HOLDCO, INC. SENIOR NOTES GUARANTEE**	SB LL HOLDCO, INC.	☐	☑	☐
2. 10	SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **SB LL HOLDCO, INC. SENIOR NOTES GUARANTEE**	SB LL HOLDCO, INC.	☐	☑	☐
2. 11	SHIFT PLATFORM, INC. 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **SB LL HOLDCO, INC. SENIOR NOTES GUARANTEE**	SB LL HOLDCO, INC.	☐	☑	☐
2. 12	SHIFT TRANSPORTATION LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **SB LL HOLDCO, INC. SENIOR NOTES GUARANTEE**	SB LL HOLDCO, INC.	☐	☑	☐
2. 13	SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 **RLIF WEST LEASE**	TREA 12910 MULBERRY DRIVE LLC	☐	☐	☑

Total Number of Co-Debtor / Creditor rows: 13

Page 2 of 2 to Schedule H

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$0 1. Schedule A/B: Assets – Real and Personal Property (Official Form 206A/B) 1a. Real property: Copy line 88 from Schedule A/B .................................................................................................................. $659,240,142 1b. Total personal property: Copy line 91A from Schedule A/B .............................................................................................................. $659,240,142 1c. Total of all property: Copy line 92 from Schedule A/B ............................................................................................................... Part 1: Summary of Assets 2. Schedule D: Creditors Who Have Claims Secured by Property (Official Form 206D) Part 2: Summary of Liabilities $0 3. Schedule E/F: Creditors Who Have Unsecured Claims (Official Form 206E/F) 3a. Total claim amounts of priority unsecured claims: ................................................... ................................................................ $173,244,055 3b. Total amount of claims of nonpriority amount of unsecured claims: ........................................................................ ....................................... $0 .................................................................................... .............................. Copy the total dollar amount listed in Column A, Amount of claim, from line 3 of Schedule D Copy the total claims from Part 1 from line 6a of Schedule E/F Copy the total of the amount of claims from Part 2 from line 6b of Schedule E/F 4. Total liabilities Lines 2 + 3a + 3b $173,244,055 ............................................................................................................................. .... ................... + + Summary of Assets and Liabilities for Non - Individuals Official Form 206Sum 12/15 Debtor Name: Shift Technologies, Inc. United States Bankruptcy Court for the: NORTHERN CALIFORNIA Case Number (if known): 23 - 30687 Fill in this information to identify the case: Check if this is an amended filing Page 1 of 1 to Summary of Assets and Liabilities Case: 23 - 30687 Doc# 264 Filed : 12/18/23 13 Entered: 12/18/23 21:11:36 Page 13 of X

IN RE SHIFT TECHNOLOGIES, INC., ET AL.

LEAD CASE NO. 23-30687 (HLB)

GENERAL NOTES AND STATEMENT OF
LIMITATIONS, METHODOLOGY, AND DISCLAIMERS
REGARDING DEBTORS’ SCHEDULES OF ASSETS AND

LIABILITIES AND STATEMENTS OF FINANCIAL AFFAIRS

On October 9, 2023 (the “Petition Date”), Shift Technologies, Inc.; Shift Platform, Inc.; Shift Finance LLC; Shift Operations LLC; Shift Transportation LLC; Shift Insurance Services LLC; Shift Marketplace Holdings, LLC; Shift Marketplace, LLC; Fair Dealer Services, LLC; CarLotz, Inc., a Delaware Corporation; CarLotz Group, Inc.; CarLotz Nevada, LLC; CarLotz California, LLC; CarLotz, Inc., an Illinois Corporation; CarLotz Logistics, LLC; Orange Peel, LLC; and Orange Grove Fleet Solutions, LLC, as debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Northern District of California (San Francisco Division) (the “Bankruptcy Court”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors’ Chapter 11 Cases have been consolidated under case number 23-30687 (HLB) for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

OVERVIEW OF GENERAL NOTES

Each of the Debtors has herewith filed separate Schedules of Assets and Liabilities (“Schedules”) and Statements of Financial Affairs (“Statements”). These General Notes and Statement of Limitations, Methodology, and Disclaimers Regarding Debtors’ Schedules and Statements (the “General Notes”) relate to each of the Debtors’ Schedules and Statements and set forth the basis upon which the Schedules and Statements are presented. These General Notes pertain to, are incorporated by reference in, and comprise an integral part of the Schedules and Statements and should be referred to and considered in connection with any review of the Schedules and Statements. The General Notes are in addition to any specific notes contained in any Debtor’s Schedules or Statements. The General Notes are presented for each individual Debtor, however, each provision contained in the General Notes may not apply to all Debtors. Disclosure of information in one Schedule or Statement, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct Schedule or Statement, exhibit, or continuation sheet. Nothing contained in the Schedules and Statements shall constitute a waiver of any rights or claims of the Debtors against any third party, or in or with respect to any aspect of these Chapter 11 Cases.

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The Schedules, Statements, and General Notes should not be relied upon by any person for information relating to the current or future financial conditions, events, or performance of any of the Debtors.

The Schedules and Statements have been prepared, pursuant to section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, by the Debtors’ management with the assistance of their advisors and other professionals. The Schedules and Statements contain unaudited information, which is subject to further review and potential adjustment. Reasonable efforts have been made to provide accurate and complete information herein based upon information that was available at the time of preparation; however, subsequent information or discovery thereof may result in material changes to the Schedules and Statements and inadvertent errors or omissions may exist. Nothing contained in the Schedules and Statements shall constitute a waiver of any of the Debtors’ rights with respect to the Chapter 11 Cases, including with respect to any issues involving substantive consolidation, recharacterization, equitable subordination, and/or causes of action arising under the provisions of chapter 5 of the Bankruptcy Code and other relevant non-bankruptcy laws to recover assets or avoid transfers.

The Debtors and their agents, attorneys, and financial advisors expressly do not undertake any obligation to update, modify, revise, or re-categorize the information provided herein, or to notify any third party for any direct, indirect, incidental, consequential, or special damages (including, but not limited to, damages arising from the disallowance of a potential claim against the Debtors or damages to business reputation, lost business, or lost profits), whether foreseeable or not and however caused, even if the Debtors or their agents, attorneys, and financial advisors are advised of the possibility of such damages.

The Debtors reserve all rights to amend, modify, or supplement the Schedules and Statements from time to time, in all respects, as may be necessary or appropriate, including, but not limited to, the right to dispute or otherwise assert offsets or defenses to any claim reflected on the Schedules and Statements as to amount, liability or classification, or to otherwise subsequently designate any claim as “disputed,” “contingent” or “unliquidated.” Furthermore, nothing contained in the Schedules and Statements shall constitute an admission of any claims or a waiver of any of the Debtors’ rights with respect to the Chapter 11 Cases, including with respect to any issues involving causes of action arising under the provisions of chapter 5 of the Bankruptcy Code and other relevant non-bankruptcy laws to recover assets or avoid transfers.

The Schedules and Statements for each Debtor have been signed by Jason Curtis, Chief Financial Officer for each of the Debtors. In reviewing and signing the Schedules and Statements, Mr. Curtis necessarily relied upon the efforts, statements, and representations of various personnel employed by the Debtors and their advisors and other professionals. Mr. Curtis has not (and could not have) personally verified the accuracy of each such statement and representation, including, without limitation, statements and representations concerning amounts owed to creditors, classification of such amounts, and their addresses.

Shift Technologies, Inc., et al.: Schedules and Statements General Notes

1. Net Book Value of Assets. The Debtors do not have current market valuations for all of their assets as it would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets and resources for the Debtors to obtain current market valuations of all their assets. Accordingly, unless otherwise indicated herein, assets in the Schedules and Statements reflect net book values as of the end of the day on October 9, 2023. Net book values may vary, sometimes materially, from market values. Certain other assets may be listed as “unknown” amounts.

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Additionally, amounts ultimately realized may differ materially from net book value (or whatever value was ascribed). Certain depreciable assets with a net book value of zero ($0) may also be included for completeness. The Debtors have not performed an analysis of impairment of fixed assets, goodwill, or other intangibles. The Debtors do not intend to amend these Schedules and Statements to reflect actual values.

2. Basis of Presentation. Information contained in the Schedules and Statements has been derived from the Debtors’ books and records and historical financial statements. The Schedules and Statements do not purport to represent financial statements prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”), nor are they intended to fully reconcile with the financial statements of each Debtor.

3. Amendment. Reasonable efforts have been made to prepare and file complete and accurate Schedules and Statements. Despite these efforts, inadvertent errors or omissions may exist. The Debtors reserve all rights to, but are not required to, amend or supplement, or both, the Schedules and Statements from time to time as is necessary and appropriate.

4. Recharacterization. The Debtors have made reasonable efforts to correctly characterize, classify, categorize, and designate assets, liabilities, executory contracts, unexpired leases, and other items reported in the Schedules and Statements. However, due to the complexity and size of the Debtors’ business and operations, the Debtors may have improperly characterized, classified, categorized, or designated certain items. The Debtors reserve all of their rights to recharacterize, reclassify, recategorize, or redesignate items reported in the Schedules and Statements as necessary or appropriate as additional information becomes available, including, without limitation, whether contracts or leases listed herein were deemed executory or unexpired as of the Petition Date and remain executory and unexpired postpetition.

5. Confidentiality. There may be instances in the Schedules and Statements where the Debtors have deemed it necessary and appropriate to redact or withhold from the public record information such as names, addresses, or amounts. Typically, the Debtors have used this approach because of an agreement between the Debtors and a third party, concerns of confidentiality, or concerns for the privacy of an individual.

6. Cash Management System. The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses. As a result, certain payments in the Schedules and Statements may have been made prepetition by one entity on behalf of another entity through the operation of the consolidated cash management system. The Debtors’ prepetition cash management system is described in the Motion of the Debtors for Interim and Final Orders (I) Approving Continued Use of the Debtors’ Cash Management System, Bank Accounts, and Business Forms; (II) Authorizing the Debtors to Open and Close Bank Accounts; and (III) Authorizing Banks to Honor Certain Prepetition Transfers (the “Cash Management Motion”) dated October 9, 2023 [Docket No. 15].

7. Currency. Unless otherwise indicated, all amounts are reflected in U.S. dollars.

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8. Liabilities. The Debtors have sought to allocate liabilities between the prepetition and postpetition periods based on information and research that was conducted or available in connection with the preparation of the Schedules and Statements. As additional information becomes available and further research is conducted, the allocation of liabilities between prepetition and postpetition periods may change. The Debtors reserve all of their rights to amend, supplement, or otherwise modify the Schedules and Statements as they deem necessary or appropriate.

The liabilities listed on the Schedules and Statements do not reflect any analysis of claims under section 503(b)(9) of the Bankruptcy Code. Accordingly, the Debtors reserve all rights to dispute or challenge the validity of any asserted claims under section 503(b)(9) of the Bankruptcy Code or the characterization of the structure of any such transaction or any document or instrument related to any creditor’s claim. On or about November 13, 2023, the Bankruptcy Court entered the Order Establishing Procedures for the Assertion, Resolution, and Satisfaction of Claims Asserted Pursuant to 11 U.S.C. § 503(b)(9), which, among other relief, authorized the payment of certain claims under section 503(b)(9) of the Bankruptcy Code. Claims satisfied pursuant to this order have not been listed in Schedule E/F.

9. Property and Equipment. Unless otherwise indicated, owned property and equipment are presented at net book value.

10. Executory Contracts and Unexpired Leases. The listing of a contract or lease in the Schedules shall not be deemed an admission that such contract is an executory contract or unexpired lease, or that it is necessarily a binding, valid, and enforceable agreement. The Debtors hereby expressly reserve the right to assert that any contract or lease listed on the Debtors’ Schedules does not constitute an executory contract or unexpired lease within the meaning of section 365 of the Bankruptcy Code.

11. Leases. The Debtors may lease real property, furniture, fixtures, and equipment from certain third-party lessors. Such leases are presented in the Schedules and Statements, subject to the reservation of rights set forth herein. The Debtors have not included in the Schedules and Statements the future obligations of any leases. Nothing herein or in the Schedules or Statements shall be construed as a concession, admission or evidence as to the determination of the legal status of any leases (including whether any lease is a true lease or a financing agreement) identified in the Schedules or Statements, including whether such leases: (i) constitute an executory contract within the meaning of section 365 of the Bankruptcy Code or other applicable law; or (ii) have not expired or been terminated or otherwise are not current in full force and effect, and the Debtors reserve all of their rights.

12. Causes of Action. Despite their reasonable efforts to identify all known assets, the Debtors may not have listed all of their causes of action or potential causes of action against third parties as assets in their Schedules and Statements, including, without limitation, avoidance actions arising under chapter 5 of the Bankruptcy Code and actions under other relevant non-bankruptcy laws to recover assets. The Debtors reserve all of their rights with respect to any claims, causes of action or avoidance actions they may have, and neither these General Notes nor the Schedules and Statements shall be deemed a waiver of any such claims, causes of action, or avoidance actions or in any way prejudice or impair the assertion of such claims.

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13. Taxes. Claims listed on the Debtors’ Schedule E/F include claims owing to various taxing authorities to which the Debtors may potentially be liable. However, certain of such claims may be subject to ongoing audits and the Debtors are otherwise unable to determine with certainty the amount of many, if not all, of the claims listed on Schedule E/F. Therefore, the Debtors have listed estimated claim amounts, where possible, or alternatively listed such claims as unknown in amount and marked the claims as unliquidated, pending final resolution of ongoing audits or other outstanding issues. The Debtors reserve their rights to dispute or challenge whether such claims are entitled to priority.

14. Unknown Amounts. Claim amounts that could not readily be quantified by the Debtors are scheduled as “unknown.” These may include claims for prepetition services for which the Debtors have not yet received invoices. The description of an amount as “unknown” is not intended to reflect upon the materiality of the amount.

15. Payment of Prepetition Claims Pursuant to First Day Orders. On or about October 11 and 12, 2023, the Bankruptcy Court entered interim orders (the “Interim Orders”) authorizing, but not directing, the Debtors to, among other things, pay certain prepetition claims relating to (a) employee wages, salaries, and other compensation and benefits; (b) insurance premiums; (c) taxes; and (d) the continued use of the Debtors’ Cash Management System. Final orders granting such relief were entered on or about November 9, 2023 (the “Final Orders,” and, collectively with the Interim Orders, the “First Day Orders”). Where the Schedules list creditors and set forth the amounts attributable to such claims, such scheduled amounts reflect balances owed as of the Petition Date. To the extent any adjustments are necessary to reflect any payments made on account of such claims following the commencement of these Chapter 11 Cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such adjustments have been included in the Schedules unless otherwise noted on the applicable Schedule. The Debtors reserve the right to update the Schedules to reflect payments made pursuant to the First Day Orders.

16. Employee Claims. The Bankruptcy Court entered a First Day Order granting the authority, but not the obligation, to the Debtors to pay certain prepetition employee wages, salaries, benefits and other obligations in the ordinary course. Employee claims for prepetition amounts that were paid, or were authorized to be paid pursuant to such orders of the Bankruptcy Court, may not be included in the Schedules and Statements.

17. Other Claims Paid Pursuant to Court Orders. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ Chapter 11 Cases, the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims. Accordingly, these liabilities may have been or may be satisfied in accordance with those orders, and therefore may not be listed in the Schedules and Statements.

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18. Insiders. The Debtors have included all payments and awards made to executive officers and the members of the board of directors during the twelve months preceding the Petition Date. Included in the value reflected are cash payments to or for the benefit of the insider (inclusive of payroll, bonus and other employee benefits paid in cash). Persons have been included in the Statements for informational purposes only, and the listing of an individual as an insider is not intended to be and should not be construed as a legal characterization of that person as an insider and does not act as an admission of any fact, claim, right or defense, and all such rights, claims and defenses are reserved. Further, the Debtors do not take any position concerning (a) the person’s influence over the control of the Debtors, (b) the person’s management responsibilities and functions, (c) the person’s decision-making or corporate authority, or (d) whether the person could successfully argue that he or she is not an insider under applicable law, including federal securities law, or any theories of liability or for any other purpose. Information for insiders of CarLotz, Inc., a Delaware corporation, and its direct and indirect subsidiaries (the “CarLotz Debtors”) prior to their December 2022 merger with the other Debtors (the “CarLotz Merger”) may not be included.

19. Excluded Assets and Liabilities. The Debtors may have excluded from the Schedules certain of the following items, which may be included in their GAAP financial statements: intercompany receivables and payables, investments in subsidiaries, certain accrued liabilities, including, without limitation, accrued salaries, employee benefit accruals, and certain other accruals, capitalized interest, debt acquisition costs, restricted cash, goodwill, financial instruments, certain prepaid and other current assets considered to have no market value, certain contingent assets such as insurance recoveries, and deferred revenues and gains. Other non-material assets and liabilities may also have been excluded. The Debtors have reflected intercompany balances as of the end of the day on October 9, 2023, on Schedules A/B and E/F for the relevant debtor.

20. Intercompany Claims. Claims between the Debtors, as reflected in the applicable entities’ balance sheet accounts, are not reported. The Debtors take no position in these Schedules and Statements as to whether such accounts would be allowed as claims, interests, or not allowed at all.

21. Litigation. Certain litigation actions reflected as claims against one Debtor may relate to any of the other Debtors. The Debtors have made commercially reasonable efforts to record these actions in the Schedules and Statements of the Debtor that is party to the action. In addition, the Debtors may have excluded details relating to federal and state agency discrimination charges, labor arbitration and grievance claims, and government investigations and civil penalty actions. Discrimination charges have been excluded to protect the privacy interests of the charging parties and because the majority of such claims generally will not result in actual litigation. Labor arbitration and grievance claims are omitted to protect the privacy interests of the grieving party. Government investigations and civil penalty actions were excluded due to confidentiality and privacy concerns or because the majority of such claims are for de minimis amounts, have been promptly remediated or will not ultimately give rise to a civil penalty.

22. Claim Description. Any failure to designate a claim in the Schedules and Statements as “contingent,” “unliquidated,” or “disputed” does not constitute an admission that such claim or amount is not “contingent,” “unliquidated,” or “disputed.” The Debtors reserve all of their rights to dispute, or to assert offsets or defenses to, any claim reflected on these Schedules and Statements on any grounds, including, without limitation, amount, liability, priority, status, or classification, or to otherwise subsequently designate any claim as “contingent,” “unliquidated,” or “disputed.” Moreover, although the Debtors may have scheduled claims of various creditors as secured claims for informational purposes, no current valuation of the Debtors’ assets in which such creditors may have a lien has been undertaken. Moreover, the Debtors reserve all of their rights to, but are not required to, amend, supplement, or otherwise modify their Schedules and Statements as necessary and appropriate, including modifying claims descriptions and designations.

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23. Debt Representatives. Claims relating to the repayment of principal, interest and other fees and expenses under agreements governing any syndicated credit facility where the identities of the lenders or other parties in interest are not known with certainty are scheduled listing the administrative agent under the applicable credit facility.

24. Unliquidated Claim Amounts. Claim amounts that could not be readily quantified by the Debtors are scheduled as “unliquidated.” To the extent the Debtors are able to ascertain or estimate all or a portion of the claim amounts, they may have listed the known or estimated claim amount and marked the claims as unliquidated, pending final resolution of outstanding issues necessary to determine the total claim amount with certainty.

25. Liabilities. The Debtors have sought to allocate liabilities between prepetition and postpetition periods based on the information and research that was conducted in connection with the preparation of the Schedules and Statements. As additional information becomes available and further research is conducted, the allocation of liabilities between prepetition and postpetition periods may change. The Debtors reserve their right to, but are not required to, amend the Schedules and Statements as they deem appropriate to reflect this.

26. Guarantees and Other Second Liability Claims. The Debtors have used commercially reasonable efforts to locate and identify guarantees and other secondary liability claims (collectively, the “Guarantees”) in their executory contracts, unexpired leases, secured financings, debt instruments, and other such agreements. Where Guarantees have been identified, they have been included in the relevant Schedules D, E/F, G and H for the affected Debtor or Debtors. Guarantees have generally been included in Schedules of the guarantor Debtor as “contingent” unless otherwise specified. While the Debtors have used commercially reasonable efforts to locate and identify Guarantees, it is possible that Guarantees embedded in the Debtors’ executory contracts, unexpired leases, secured financings, debt instruments, and other such agreements may have been inadvertently omitted. The Debtors reserve all of their rights to, but are not required to, amend, supplement, or modify the Schedules if additional Guarantees are identified.

27. Intellectual Property Rights. Exclusion of certain intellectual property shall not be construed to be an admission that those intellectual property rights have been sold, abandoned, or terminated, or otherwise have expired by their terms, or have been assigned or otherwise transferred pursuant to a sale, acquisition, or other transaction. Conversely, inclusion of certain intellectual property shall not be construed to be an admission that those intellectual property rights have not been abandoned, have not been terminated, or otherwise have not expired by their terms, or have not been assigned or otherwise transferred pursuant to a sale, acquisition, or other transaction. Accordingly, the Debtors reserve all of their rights as to the legal status of all intellectual property rights.

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28. Post-petition Agreements. The Debtors have entered into and may continue to enter into certain post-petition agreements with creditors and other counterparties such as landlords and critical vendors with respect to the amounts of pre-petition claims or cure amounts. The amounts listed in the Schedules and Statements represent amounts owed as of the Petition Date and are not intended to be a waiver or repudiation of any such post-petition agreement. The Debtors reserve all of their rights to, but are not required to, amend, supplement, or otherwise modify their Schedules and Statements as necessary and appropriate to reflect such post-petition agreements, including modifying claims descriptions and designations.

29. Totals. All totals that are included in the Schedules and Statements represent totals of all the known amounts included in the Schedules and Statements and exclude items identified as “unknown” or “unliquidated.” If there are unknown or unliquidated amounts, the actual totals may be materially different from the listed totals.

Specific Disclosures with Respect to the Debtors’ Schedules

30. Schedule A/B – Assets: Real and Personal Property. All values are as of October 9, 2023, except for fixed assets disclosed in Parts 7, 8, and 9, which are reported as net book values as of September 30, 2023. Finished goods and Tesla consignment inventory are reported as Manheim Market Report value. Bank account balances are as of the end of the day on October 9, 2023. Details with respect to the Debtors’ cash management system and bank accounts are provided in the Cash Management Motion. The net book values of leases do not include leasehold improvements on the subject properties that are scheduled separately.

Net operating losses are listed on the Schedules as they are recorded in the Debtors’ books and records.

Real property leased listed in Schedule A/B is further described in Schedule G.

31. Schedule D: Creditors Holding Secured Claims. Except as otherwise agreed pursuant to a stipulation or agreed order or general order entered by the Bankruptcy Court, the Debtors reserve their rights to dispute or challenge the validity, perfection or immunity from avoidance of any lien purported to be granted or perfected in any specific asset to a secured creditor listed on Schedule D of any Debtor. Certain claims may be listed on Schedule D as “unliquidated” because the value of the collateral securing such claims is unknown. Moreover, although the Debtors may have scheduled claims of various creditors as secured claims, the Debtors reserve all rights to dispute or challenge the secured nature of any such creditor’s claim or the characterization of the structure of any such transaction or any document or instrument (including without limitation, any intercompany agreement) related to such creditor’s claim. In certain instances, a Debtor may be a co-obligor, co-mortgagor or guarantor with respect to scheduled claims of other Debtors, and no claim set forth on Schedule D of any Debtor is intended to acknowledge claims of creditors that are otherwise satisfied or discharged by other entities. The descriptions provided in Schedule D are intended only to be a summary. Reference to the applicable loan agreements and related documents is necessary for a complete description of the collateral and the nature, extent and priority of any liens. Nothing in the General Notes or the Schedules and Statements shall be deemed a modification or interpretation of the terms of such agreements.

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32. Schedule E/F: Creditors Who Have Unsecured Claims. Listing a claim on Part 1 of Schedule E/F as priority does not constitute an admission by the Debtors of the claimant’s legal rights or a waiver of the Debtors’ right to recharacterize or reclassify the claim or contract. The Bankruptcy Court entered a number of first day orders granting authority to pay certain prepetition priority claims. Accordingly, only claims against Debtors for prepetition amounts as of the Petition Date that have not been paid have been included in Part 1 of Schedule E/F. The Debtors reserve their rights to object to any listed claims on the ground that, among other things, they have already been satisfied.

Part 2 of Schedule E/F does not include certain deferred charges, deferred liabilities or general reserves. Such amounts are general estimates of liabilities and do not represent specific claims as of the Petition Date; however, they are reflected on the Debtors’ books and records as required in accordance with GAAP. The claims listed in Part 2 of Schedule E/F arose or were incurred on various dates. In certain instances, the date on which a claim arose is an open issue of fact. While commercially reasonable efforts have been made, determining the date upon which each claim in Part 2 of Schedule E/F was incurred or arose would be, in certain cases, unduly burdensome and cost prohibitive and, therefore, the Debtors have not listed a date for each claim listed on Part 2 of Schedule E/F. Part 2 of Schedule E/F may contain information regarding potential, pending and closed litigation involving the Debtors. In certain instances, the Debtor that is the subject of the litigation is unclear or undetermined. However, to the extent that litigation involving a particular Debtor has been identified, such information is contained in the Schedule for that Debtor. The inclusion of any litigation in these Schedules and Statements does not constitute an admission by any Debtor of liability, the validity of any action, the availability of insurance coverage, or the amount or treatment of any claims, defenses, counterclaims, or cross-claims or the amount or treatment of any potential claim resulting from any current or future litigation. In addition, certain litigation or claims covered by insurance policies maintained by the Debtors may be excluded from Part 2 of Schedule E/F. The claims of individual creditors are generally listed at the amounts recorded on the Debtors’ books and records and may not reflect credits or allowances due from the creditor. The Debtors reserve all of their rights concerning credits or allowances. The Bankruptcy Court entered First Day Orders granting authority to the Debtors to pay certain prepetition obligations in the ordinary course of business. Accordingly, only claims against the Debtors for prepetition amounts that have not been paid as of the Petition Date have been included in Part 2 of Schedule E/F. The Debtors reserve their rights to object to any listed claims on the ground that, among other things, they have already been satisfied. Additionally, Part 2 of Schedule E/F does not include potential rejection damage claims, if any, of the counterparties to executory contracts and unexpired leases that may be rejected.

Amounts listed as obligations under real property leases on Schedule E/F are net of any common area maintenance credits.

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33. Schedule G: Executory Contracts and Unexpired Leases. While commercially reasonable efforts have been made to ensure the accuracy of Schedule G, inadvertent errors, omissions or over-inclusions may have occurred. The Debtors hereby reserve all of their rights to dispute the validity, status, or enforceability of any contracts, agreements or leases set forth in Schedule G and to amend or supplement such Schedule as necessary. The contracts, agreements and leases listed on Schedule G may not have taken effect or be binding on any party and may have expired or been modified, amended, or supplemented from time to time by various amendments, restatements, waivers, estoppel certificates, letter and other documents, instruments and agreements which may not be listed therein. Certain of the real property leases and contracts listed on Schedule G may contain renewal options, guarantees of payments, options to purchase, rights of first refusal, rights to lease additional space and other miscellaneous rights. Such rights, powers, duties and obligations are not set forth on Schedule G. Nothing herein shall be construed as a concession or evidence that any of the contracts, agreements or leases identified on Schedule G: (i) constitute an executory contract within the meaning of section 365 of the Bankruptcy Code or other applicable law; or (ii) have not expired or been terminated or otherwise are not current in full force and effect. The Debtors reserve all of their rights, claims and causes of action with respect to the contracts and agreements listed on the Schedule, including the right to dispute or challenge the characterization or the structure of any transaction, document, or instrument. Certain of these contracts or leases may have been modified, amended or supplemented by various documents, instruments or agreements that may not be listed, but are nonetheless incorporated by this reference. Certain executory agreements may not have been memorialized in writing and could be subject to dispute. Schedule G generally does not include stand-alone equipment purchase orders. Certain of the contracts, agreements and leases listed on Schedule G may have been entered into by more than one of the Debtors. Such contracts, agreements and leases are listed on Schedule G of each such Debtor.

34. Schedule H: Co-Debtors. In the ordinary course of their businesses, the Debtors are involved in pending or threatened litigation and claims arising out of the conduct of their businesses. These matters may involve multiple plaintiffs and defendants, some or all of whom may assert cross- claims and counter-claims against other parties. Because such claims are listed elsewhere in the Schedules and Statements, they have not been set forth individually on Schedule H. Schedule H also reflects guarantees by various Debtors. The Debtors may not have identified certain guarantees that are embedded in the Debtors’ executory contracts, unexpired leases, secured financings, debt instruments and other such agreements. Further, the Debtors believe that certain of the guarantees reflected on Schedule H may have expired or are no longer enforceable. Thus, the Debtors reserve their right to amend the Schedules to the extent that additional guarantees are identified or such guarantees are discovered to have expired or are unenforceable. Schedule H is furnished for informational purposes only to apprise parties in interest of co-debtor relationships of the Debtors as of the Petition Date and is derived from documents in the possession of the Debtors. It is not an admission or recognition that any co-debtor liability exists or existed.

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Specific Disclosures with Respect to the Debtors’ Statements

35. Statement 3: Payments or Transfers within 90 Days of the Petition Date. The dates identified in the date of payment column for payments made to creditors for goods or services, and other debts, within 90 days prior to the Petition Date relate to one of the following: (i) the date of a wire transfer; (ii) the date of an ACH payment; or (iii) the issuance date for a check or money order. Although the Debtors have attempted to remove unfunded and rejected payments, there may be items in process; therefore, certain payments reflected in response to Statement 3 may not have been paid, and those amounts may also appear as unsecured non-priority claims in Schedule E/F as amounts owed to the same entities. Credits taken against balances owed to third parties are included in response to Statement 3. Payments or transfers made within the 90 days prior to the Petition Date to non-employee directors and/or insiders are included in response to Statement 4, and not listed in response to Statement 3. Payments or transfers on account of payroll for employees are not included in response to Statement 3. Payments or transfers made within the 90 days before the Petition Date that relate to bankruptcy or restructuring related advice or services are included in response to Statement 11, and not listed in response to Statement 3.

36. Statement 4: Payments to or for the Benefit of Insiders. All payments, distributions, and withdrawals credited or made to insiders of the Debtors have been listed in response to Statement

30. The items listed in response to Statement 30 are incorporated herein by reference.

37. Statement 6: Setoffs. The Debtors routinely incur setoffs and net payments in the ordinary course of business. Such setoffs and nettings may occur in connection with a variety of ordinary and customary transactions or settlements and are done in accordance with the contractual arrangement or an agreed upon settlement, including, but not limited to, intercompany transactions, pricing discrepancies, refunds, negotiations, and/or other ordinary and customary billing disputes between the Debtors and their customers and/or suppliers. These normal setoffs and net payments are consistent with the ordinary course of business in the Debtors’ industry and can be voluminous, making it unduly burdensome and costly for the Debtors to list such ordinary course setoffs. Therefore, although such setoffs and nettings may have been accounted for when scheduling certain amounts, these ordinary course setoffs and nettings are not independently accounted for, and as such, have been excluded from the Statements.

38. Statement 7: Legal Actions, Administrative Proceedings, Court Actions, Executions, Attachments or Governmental Audits. The Debtors have used reasonable efforts to report all legal actions, proceedings, investigations, arbitrations, mediations, and audits by federal or state agencies in which the Debtors were involved in any capacity within one year prior to the Petition Date. Reserves are included in the balance sheet for issues when a material negative outcome is probable and the amount is reasonably estimable.

As of the Petition Date, several matters were in the litigation and dispute resolution process. The Debtors reserve all of their rights and defenses with respect to any and all listed lawsuits and administrative proceedings. The listing of any such suits and proceedings shall not constitute an admission by the Debtors of any liabilities or that the actions or proceedings were correctly filed against the Debtors or any affiliates of the Debtors. The Debtors also reserve their rights to assert that neither the Debtors nor any affiliate of the Debtors is an appropriate party to such actions or proceedings.

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39. Statement 10: Certain Losses. The losses listed in response to Statement 10 may exclude those incurred in the ordinary course of business, those where the amount is de minimis, or where the loss is less than the amount of the insurance deductible. The property values reported in response to Statement 10 are based on the actual or estimated costs, including labor costs, to repair the property.

40. Statement 11: Payments Related to Bankruptcy. All disbursements listed in response to Statement 11 were initiated and disbursed by each specific Debtor entity but were for the benefit of all Debtors. To the extent any of the firms listed in response to Statement 11 performed both bankruptcy and non-bankruptcy related work, the Debtors have attempted to identify only the payments related to bankruptcy. However, certain payments listed in response to Statement 11 may be for both bankruptcy and non-bankruptcy services.

41. Statement 14: Previous Addresses. The Debtors have ceased operations at numerous retail locations over the last three years, which locations are not included in response to Statement 14. The Debtors’ former corporate headquarters was located at 2525 16th Street, Suite 210, San Francisco, California, 94103.

42. Statement 16: Personally Identifiable Information. In the ordinary course of business, the Debtors collect and maintain certain personally identifiable information (“PII”), including, but not limited to, their customers’ names and billing addresses. The Debtors store and maintain this data in accordance with their privacy policy and the privacy and confidentiality requirements mandated by the California Consumer Privacy Act and other state and federal laws.

43. Statement 21: Property Held for Another Person. The adequate assurance deposit established pursuant to the Final Order Establishing Adequate Assurance Procedures with Respect to the Debtors’ Utility Providers [Docket No. 111] has been excluded from the response to Statement 21.

44. Statement 23: Other Transfers. The Debtors have excluded any de minimis asset sales made in the ordinary course of business.

45. Statement 26(d): Financial Statements. In the regular course of business, in addition to complying with the reporting requirements of Shift Technologies, Inc., as a publicly traded company under applicable federal securities laws, the Debtors have provided consolidated financial information to banks, customers, suppliers, rating agencies, landlords and other various interested parties. In light of the number of recipients and the possibility that such information may have also been shared with parties without the Debtors’ knowledge or consent, the Debtors have not disclosed specific individuals or entities.

46. Statement 28: Parties in Control. Certain of the Debtors’ employees have the title director and are not listed here. Each such director reports to an executive within the company.

47. Statement 30: Payments, Distributions, or Withdrawals Credited or Given to Insiders. Payments, distributions and withdrawals credited or made to insiders listed in response to this Statement include: (i) transfers and payments to insiders made within 90 days of the Petition Date; and (ii) transfers and payments that benefited any insider made within one year of the Petition Date that would otherwise be included in response to Statement 4.

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For purposes of the Schedules and Statements, the Debtors define insiders as (a) officers, directors, and anyone in control of a corporate debtor and their relatives and (b) affiliates of the Debtor and insiders of such affiliates. Individuals listed in the Statements as insiders have been included for informational purposes only. The Debtors do not take any position with respect to (i) such individual’s influence over the control of the Debtors, (ii) the management responsibilities or functions of such individual, (iii) the decision-making or corporate authority of such individual, or (iv) whether such individual could successfully argue that he or she is not an insider under applicable law, including, without limitation, the federal securities laws, or with respect to any theories of liability or for any other purpose. Thus, the Debtors reserve all rights to dispute whether someone identified is in fact an “insider” as defined in section 101(31) of the Bankruptcy Code. For more information regarding each Debtor’s officers and directors, please refer to Statement 28 and Statement 29.

Statement 30 does not include unpaid interest on intercompany loans that accrued during the one- year period prior to the Petition Date.

Amounts still owed to creditors will appear on the Schedules for each of the Debtors, as applicable.

The payroll-related amount shown in response to Statement 4, which includes, among other things, salary, wage, and additional compensation, is a gross amount that does not include reductions for amounts including employee tax or benefit withholdings. In the ordinary course of business, certain corporate or personal credit cards may be utilized by insiders to pay for travel and business- related expenses for various other individuals employed by the Debtors. As it would be unduly burdensome for the Debtors to analyze which credit card expenses were related to those incurred on behalf of an insider as opposed to another employee (or the Debtors), the Debtors have listed the aggregate amount paid per vendor for such expenses. Amounts still owed to creditors will appear on the Schedules for each of the Debtors.

Information for insiders of the CarLotz Debtors prior to the CarLotz Merger may not be included.

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Fill in this information to identify the case and this filing:
Debtor Name Shift Technologies, Inc.
United States Bankruptcy Court for the: Northern District of California (State)
Case number (*If known*): 23-30687 (Lead Case)

Official Form 202

Declaration Under Penalty of Perjury for Non-Individual Debtors

12/15

An individual who is authorized to act on behalf of a non-individual debtor, such as a corporation or partnership, must sign and submit this form for the schedules of assets and liabilities, any other document that requires a declaration that is not included in the document, and any amendments of those documents. This form must state the individual's position or relationship to the debtor, the identity of the document, and the date. Bankruptcy Rules 1008 and 9011.

WARNING -- Bankruptcy fraud is a serious crime. Making a false statement, concealing property, or obtaining money or property by fraud in connection with a bankruptcy case can result in fines up to $500,000 or imprisonment for up to 20 years, or both. 18 U.S.C. §§ 152, 1341, 1519, and 3571.

Declaration and signature

I am the president, another officer, or an authorized agent of the corporation; a member or an authorized agent of the partnership; or another individual serving as a representative of the debtor in this case.

I have examined the information in the documents checked below and I have a reasonable belief that the information is true and correct:

- ☐ *Schedule A/B: Assets–Real and Personal Property* (Official Form 206A/B)
- ☐ *Schedule D: Creditors Who Have Claims Secured by Property* (Official Form 206D)
- ☐ *Schedule E/F: Creditors Who Have Unsecured Claims* (Official Form 206E/F)
- ☐ *Schedule G: Executory Contracts and Unexpired Leases* (Official Form 206G)
- ☐ *Schedule H: Codebtors* (Official Form 206H)
- ☒ *Summary of Assets and Liabilities for Non-Individuals* (Official Form 206Sum)
- ☒ Amended *Schedule* E/F and H
- ☐ *Chapter 11 or Chapter 9 Cases: List of Creditors Who Have the 20 Largest Unsecured Claims and Are Not Insiders* (Official Form 204)
- ☐ Other document that requires a declaration ____________________

I declare under penalty of perjury that the foregoing is true and correct.

Executed on 12/18/2023
MM / DD / YYYY

✘ /s/ Jason Curtis
Signature of individual signing on behalf of debtor

Jason Curtis
Printed name

Chief Financial Officer
Position or relationship to debtor

Official Form 202 Declaration Under Penalty of Perjury for Non-Individual Debtors
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